EV Traditional
Worldwide Health
Sciences Fund, Inc.

[LOGO:HOUSE]

[PHOTO OF MOUNTAIN AND BOATS OMITTED]

Annual

Shareholder Report

August 31, 1996



To Shareholders

We are happy to welcome shareholders of EV Traditional Worldwide Health Sciences Fund with this first annual report, capping a most successful year. In August, the shareholders of Medical Research Investment Fund approved the conversion of the Fund to a Hub-and-Spoke structure and engaged Eaton Vance Management as the Fund's administrator and Eaton Vance Distributors as the Fund's distributor. Founded in 1924, Eaton Vance currently manages more than $17 billion in more than 150 mutual funds. As part of the Eaton Vance family, the Fund's shareholders will have expanded exchange options with access to the entire range of Eaton Vance funds, including domestic and global equity funds as well as a wide range of fixed income products.

Samuel D. Isaly and Mehta and Isaly Asset Management, the Fund's portfolio manager and investment adviser, respectively, since 1989, will continue to fulfill these responsibilities.

EV Traditional Worldwide Health Sciences Fund: Another year of stellar performance ...

For the year ended August 31, 1996, the Fund had a total return of 31.0%. That performance was the result of a rise in net asset value per share from $23.41 to $27.08 (before giving effect to the 100% stock dividend on September 23, 1996), and the reinvestment of $2.80 in capital gains distributions. By comparison, the S&P 500* - an unmanaged index of U.S. common stocks - rose 18.7% during the same period.

* It is not possible to invest directly in the Index.*

Morningstar gives the Fund its
coveted five-star rating ...

Reflecting the Fund's fine long-term performance, Morningstar - the nation's leading mutual fund rating service - gave the Medical Research Investment Fund (prior to its name change) its overall five-star rating for the period ending August 31, 1996. The Fund also earned a five-star rating for the five-year period (among 1007 funds) and ten-year period (among 541 funds), during which it had average annual total returns of 20.4% and 15.7%, respectively.

Mehta and Isaly Asset
Management: Proven biomedical
expertise with a global reach ...

Mehta and Isaly Asset Management specializes in global pharmaceutical, biotechnology, and health care research. Over the years, Mehta and Isaly has demonstrated the analytical expertise and financial acumen that is vital to success in health care investing. We at Eaton Vance look forward to a long and successful association. In the pages that follow, Mehta and Isaly partner and Fund portfolio manager Samuel D. Isaly discusses his investment style, the current state of the health care industry, and his outlook for the coming year.

[PHOTO OF JAMES B. HAWKES OMITTED]

Sincerely,

/S/James B. Hawkes

James B. Hawkes,
President
October 20, 1996



Management Discussion: Samuel D. Isaly

An interview with Samuel D. Isaly, A Partner of
Mehta and Isaly Asset Management, Inc., and Portfolio Manager of
Worldwide Health Sciences Portfolio.

Q: To begin, Sam, how would you describe the Portfolio's investment approach?

A: Our investment goals are to achieve a high level of capital growth while mitigating risk through active portfolio management. Our investment approach is very research-intensive. We maintain a worldwide perspective, with the ability to invest in a global universe of pharmaceutical, biotech, and health care companies. That gives us access to a wide range of opportunities while allowing us to spread our market risk across a global universe of stocks.

Q: How is the Portfolio structured?

A: We maintain a very focused structure. Typically, one segment of the Portfolio - between 20% and 40% - is invested in ten to twenty large-cap companies. Another segment - between 60% and 80% - may be invested in fifteen to twenty smaller companies. Naturally, the percentages may vary within this range, according to changes in market conditions and valuations. Within those broad parameters, we seek out promising opportunities in North America, Europe, and the Far East.

Recently, the Portfolio has been 55% invested in international stocks and 45% invested in the U.S., but those bands are subject to change as well. We believe that the drug and pharmaceutical industry is an increasingly global industry, with no single country or region enjoying a monopoly on knowledge, research, or development. That philosophy provides us a broad canvas to work with.

Q: You indicated that you use a very focused approach. What do you mean?

A: We tend to concentrate our investments as much as possible. Usually, the Portfolio will consist of no more than twenty-five to thirty stocks at a given time. Given the vast number of health care companies and the complex nature of health care developments, we believe we can perform the most thorough research - and best achieve our performance objectives - by concentrating our focus on a discrete group of stocks.

[PHOTO OF SAMUEL D. ISALY OMITTED]

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



[GRAPHIC VERTICAL BAR CHART OMITTED: This chart entitled "The Aging of America" charts the growth in two demographic groups - those aged 85 and older and those aged 65 and older - from 1900 through 2050]

Caption reads: U.S. Population Growth 1900-2050 (in millions)

        85 Years +    65 Years +
        --------      ----------
1900         0.1             3.1
1920         0.2             4.9
1940         0.4               9
1960         0.9            16.7
1980         2.2            25.7
1990           3              30
2000         4.3            35.3
2010         5.7            40.1
2020         6.5            53.5
2030         8.4            70.2
2050        18.2            78.9

Footnote reads:
Source: U.S. Bureau of the Census

(bullet) In 1900, there were 3.1 million people age 65 or older. By
         1993, there were 32.8 million, or 10 times as many.

(bullet) In the U.S., the 75-and-over age group is the fastest growing demographic group, soon to be replaced by the over-85 population. By the year 2050, it is projected that the over-85 population will exceed 18 million people.

(bullet) The oldest of America's "Baby Boomers" turned 50 in 1996.
         As this generation ages, their demand for health care will rise sharply, as will their health care expenditures.

Q. Sam, the Fund turned in an excellent showing in the past year - up 31% - and, in fact, earned Morningstar's five-star rating* for the one-, five-, and ten-year periods ending August 31. What accounts for this year's strong performance?

A. The Fund benefited from a powerful advance by some of its biotechnology stocks, as well as a more modest increase in major drug stocks. Investors may recall that, in the immediate aftermath of the health care reform proposals of 1993, major drug stocks went into sharp decline as companies and investors alike worried about the outlook for drug pricing. In that harsh environment, the entire pharmaceutical sector was under pressure.

In the period since the reform proposals were defeated, major drug stocks have rallied sharply. Meanwhile, smaller biotech companies have continued to make research progress on many different fronts. In addition, the drug sector has been characterized by an increasing consolidation, highlighted by several large mergers, such as the Pharmacia-Uphohn merger in 1995. The result has been a much healthier industry and a more robust environment for the entire drug sector.

*Morningstar ratings reflect historical risk-adjusted performance through 8/31/96 and are subject to change. Past performance is no guarantee of future results. Funds are assigned ratings from 1 star (lowest) to 5 stars ( highest). Ratings are calculated from the funds' 3-, 5-, and 10-year returns (with fee adjustment) in excess of 90-day Treasury bill returns. The top 10% of the funds in a category receive 5 stars.



Q: Could you describe briefly the criteria you use in your selection process?

A: Yes. First and foremost, we seek companies that have long-term potential. That's true whether we're looking at companies here in the U.S. or abroad. For the large-cap, major drug companies, we look for a potential to increase market share. We like to see a good array of products in the development pipeline, and, complementing that, a strong marketing organization that can get the new treatments into use by physicians.

Q: And what about the smaller companies?

A: For the smaller, specialty companies, we're attracted by a company's ability to post above-average growth rates. We look especially for those with an edge in research for a given application, such as a biotech company whose research is uniquely targeted. Interestingly, according to a recent study presented by Roche Holdings, small biotech companies have conducted the majority of biotechnology discovery/research programs - around two-thirds - while the large drug companies have accounted for the remainder. A research breakthrough, even for a drug with a relatively narrow application, may have an enormously positive impact on the smaller company.

Q. Could you give some examples of stocks in the Portfolio?

A. Certainly. Ares-Serono, a medium-sized Swiss-based drug company, is the Portfolio's largest holding. In the past, the company has focused on extracting and distilling drugs from human sources, including tissue- or urine-based products. Its most important product to date has been a fertility-enhancement drug that helps induce ovulation. More recently, the company has been able to engineer the drug through biotech processes that are more cost-effective than the extraction method. In addition, the company is a leading European manufacturer of beta interferon, which is used to treat multiple sclerosis and it is also a leading producer of human growth hormone, used to strengthen muscle in AIDS patients.

[GRAPHIC OMITTED pie chart]

Worldwide Health Sciences Fund:
Asset Allocation*

North America - Specialty           34.7%

Europe - Specialty                  22.1%

Far East - Specialty                12.6%

Far East Majors                     12.2%

Europe - Majors                     11.4%

North America - Majors               7.0%

Footnote reads:
*Based on market value as of August 31, 1996
 Because the Portfolio is actively managed, geographical and sector allocations are subject to change.

Q. What stocks do you like in the U.S.?

A. Warner-Lambert Co. is a major drug maker with an $18 billion market cap. Historically, the company has had a relatively poor track record in research and development. However, there are signs that this is about to change. The company is scheduled to release two new drugs in 1997 - an anti-cholesterol drug and another to treat diabetes - that should provide a major boost to earnings. In addition, Warner has a powerful, marketing arm and a strong line of over-the-counter drugs that, in our view, makes it a strong takeover candidate.



[PHOTO OF LAB TOOLS OMITTED]

Biotech Companies:
The Right Rx for Growth.

Despite pricing pressures in the 1990s, pharmaceutical sales should continue to outpace inflation.

Sales Forecast 1996-2000:

Unit Growth               2.5%
Pricing Growth            1.0%
New Product Growth        2.5%
                          ----
Total Sales Growth:       6.0%

Source: Mehta and Isaly Asset Management, Inc.

Q. And what about smaller companies?

A. Agouron Pharmaceuticals is a U.S.-based biotech company that is developing a line of important treatments. One of its first products
- to be marketed under the name Viracept- is a protease inhibitor that dramatically improves the outlook for AIDS patients. The drug is nearing the end of clinical trials and should reach FDA approval soon thereafter. The company has also developed a new class of candidate-drugs called matrix metallo proteinases (MMP). These MMP candidates appear to be effective in treating a wide variety of cancers, including the spread of prostate cancer.

Q. How do you manage risk within the Portfolio?

A. We manage risk in several ways. Naturally, there is foreign market risk tied to investing in any single, foreign country. We help mitigate that risk by investing in companies and countries around the world. Second, there is financial risk in a business characterized by large expenditures for marketing, research and development. We lessen that risk by doing exhaustive financial analysis to monitor the financial well-being of these companies. Finally, and perhaps most important of all, there is technological risk associated with the fast pace of breakthroughs as well as the often uncertain processes of clinical trials and approvals. We mitigate that risk by investing in both large companies as well as small companies. Large-cap and small-cap companies tend to develop at widely varying growth rates. Investing in a mix of both helps to temper the risk of a technological setback at any single company. But exhaustive research is the key to assessing technological risk, and each of our analysts has an intimate knowledge of the basic science involved in the pharmaceuticals they cover.

A Health Sciences Primer

The health sciences universe includes companies principally engaged in the development, production or distribution of products and services related to health care.

Biotechnology: Companies producing or planning to produce diagnostic and therapeutic drugs using recombinant and molecular biology and rational drug design platforms to treat and cure diseases.

Pharmaceuticals: Companies involved in large-scale, global discovery and development of innovative prescription drugs and diagnostics, over-the-counter products, delivery systems, nutrition, animal health and sometimes chemical and agricultural products.

Diagnostics: Companies that develop or maintain sophisticated diagnostic equipment such as CAT scanners and magnetic resonance imaging, as well as urological and serological assays.

Managed Health Care: Operations of investor-owned hospital chains
(including acute care psychiatric hospitals), nursing centers, health maintenance organizations, and rehabilitation clinics which seek to deliver hospital care on an efficient cost basis.

Medical Equipment and Supplies: Companies engaged in the manufacture of inpatient and outpatient medical (and dental), surgical, laboratory and diagnostic products (ranging from cotton swabs through kidney dialysis equipment to CAT scanners).

Q. Sam, what's your outlook for the drug and biotech sectors?

A. I'm optimistic that the growth phase we've witnessed will continue. Demographic trends are clearly favorable as aging populations in the U.S. and elsewhere will result in higher drug volumes. Clearly, the political environment, so negative earlier in the decade, has become considerably less onerous for the drug industry in the past two years. That's a positive develop-ment with respect to the pricing flexibility of major companies, while also providing encourage-ment for research and development. Moreover, the quickened pace of research among smaller biotech companies continues to produce breakthroughs.

In addition, the merger activity of recent years is likely to continue as drug companies seek to acquire further research capabilities and enhance their marketing prowess. Finally, given the general market run-up of the past two years and an increasingly uncertain economic climate, consumers staples such as the drug stocks are likely to receive increasing attention from investors. Naturally, past trends cannot accurately indicate future performance. But given the increasing demand and the continued breakthroughs on the research front, the future for the pharmaceutical sector is bright. We're determined that EV Traditional Worldwide Health Sciences Fund will share in that future.



[GRAPHIC WORM CHART OMITTED:Comparison of Change in Value of a $10,000 investment in EV Traditional Worldwide Health Sciences Fund, the Standard & Poor's 500 500 Index and the MSCI Europe-Australasia-Far East Index]

Caption reads: From August 31, 1996 through August 31, 1996

Inset Box info. reads:
------------------------------------------------------------------
                       AVERAGE                            Value of
                        ANNUAL      1      5     10  Investment at
                       RETURNS   Year   Year   Year       8/31/196
------------------------------------------------------------------
     Include. max.sales charge   24.8%  19.2%  15.2%       $41,070
------------------------------------------------------------------
        Without max. sales chg.  31.0%  20.4%  15.7%       $43,116
------------------------------------------------------------------

Data from worm chart reads:

      Date  Fund @ NAV  Fund w/SC  S&P Index  EAFE Index
  --------  ----------  ---------  ---------  ----------
   8/31/86     $10,000     $9,525    $10,000     $10,000
   9/30/87      $8,738     $8,324     $9,228      $9,900
  10/31/87      $9,225     $8,787     $9,733      $9,241
  11/30/87      $9,139     $8,705     $9,942      $9,775
  12/31/87      $9,092     $8,660     $9,743     $10,296
   1/31/87     $10,191     $9,707    $11,027     $11,392
   2/28/87     $11,494    $10,949    $11,434     $11,735
   3/31/87     $11,604    $11,053    $11,821     $12,700
   4/30/87     $11,423    $10,881    $11,686     $14,046
   5/31/87     $11,518    $10,971    $11,756     $14,048
   6/30/87     $11,769    $11,210    $12,411     $13,603
   7/31/87     $11,879    $11,315    $13,009     $13,582
   8/31/87     $11,981    $11,412    $13,464     $14,603
   9/30/87     $11,669    $11,115    $13,230     $14,376
  10/31/87      $9,009     $8,582    $10,351     $12,364
  11/30/87      $8,114     $7,729     $9,467     $12,489
  12/31/87      $8,764     $8,348    $10,248     $12,863
   1/31/88      $9,245     $8,807    $10,662     $13,095
   2/28/88      $9,532     $9,080    $11,108     $13,972
   3/31/88      $9,490     $9,040    $10,831     $14,833
   4/30/88      $9,364     $8,919    $10,933     $15,052
   5/31/88      $9,077     $8,646    $10,968     $14,573
   6/30/88      $9,288     $8,847    $11,549     $14,191
   7/31/88      $9,338     $8,895    $11,486     $14,640
   8/31/88      $8,950     $8,525    $11,043     $13,691
   9/30/88      $9,254     $8,815    $11,585     $14,292
  10/31/88      $9,254     $8,815    $11,886     $15,518
  11/30/88      $8,815     $8,397    $11,662     $16,445
  12/31/88      $9,001     $8,573    $11,938     $16,540
   1/31/89      $9,642     $9,185    $12,787     $16,834
   2/28/89      $9,524     $9,072    $12,417     $16,924
   3/31/89     $10,022     $9,547    $12,783     $16,595
   4/30/89     $10,571    $10,069    $13,424     $16,752
   5/31/89     $10,858    $10,343    $13,895     $15,844
   6/30/89     $10,326     $9,836    $13,909     $15,581
   7/31/89     $11,500    $10,954    $15,138     $17,541
   8/31/89     $11,753    $11,195    $15,373     $16,755
   9/30/89     $12,471    $11,879    $15,396     $17,521
  10/31/89     $12,175    $11,597    $15,009     $16,821
  11/30/88     $12,768    $12,162    $15,257     $17,670
  12/31/89     $13,097    $12,475    $15,710     $18,326
   1/31/90     $12,723    $12,120    $14,629     $17,648
   2/28/90     $12,519    $11,925    $14,754     $16,420
   3/31/90     $12,795    $12,187    $15,235     $14,713
   4/30/90     $12,732    $12,128    $14,825     $14,600
   5/31/90     $14,092    $13,423    $16,189     $16,270
   6/30/90     $14,367    $13,685    $16,189     $16,131
   7/31/90     $14,358    $13,677    $16,104     $16,362
   8/31/90     $13,061    $12,441    $14,585     $14,778
   9/30/90     $11,959    $11,392    $13,974     $12,722
  10/31/90     $13,710    $13,059    $13,881     $14,709
  11/30/90     $13,607    $12,961    $14,713     $13,845
  12/31/90     $13,806    $13,151    $15,221     $14,075
   1/31/91     $14,492    $13,805    $15,852     $14,534
   2/28/91     $16,213    $15,444    $16,919     $16,097
   3/31/91     $16,740    $15,946    $17,423     $15,134
   4/30/91     $16,382    $15,605    $17,429     $15,287
   5/31/91     $16,362    $15,586    $18,102     $15,451
   6/30/91     $15,467    $14,733    $17,385     $14,320
   7/31/91     $16,462    $15,680    $18,165     $15,027
   8/31/91     $17,058    $16,249    $18,522     $14,726
   9/30/91     $17,655    $16,817    $18,314     $15,560
  10/31/91     $18,769    $17,879    $18,531     $15,785
  11/30/91     $18,261    $17,394    $17,717     $15,052
  12/31/91     $19,635    $18,703    $19,838     $15,834
   1/31/92     $20,839    $19,850    $19,443     $15,501
   2/28/92     $19,997    $19,048    $19,629     $14,950
   3/31/92     $19,326    $18,409    $19,339     $13,967
   4/30/92     $18,154    $17,293    $19,878     $14,037
   5/31/92     $19,251    $18,338    $19,897     $14,981
   6/30/92     $18,644    $17,760    $19,707     $14,275
   7/31/92     $18,740    $17,851    $20,483     $13,915
   8/31/92     $19,113    $18,206    $19,992     $14,792
   9/30/92     $18,900    $18,003    $20,328     $14,505
  10/31/92     $19,273    $18,358    $20,371     $13,748
  11/30/92     $19,971    $19,023    $20,987     $13,882
  12/31/92     $20,079    $19,126    $21,347     $13,958
   1/31/93     $19,477    $18,553    $21,497     $13,960
   2/28/93     $18,984    $18,083    $21,723     $14,386
   3/31/93     $20,079    $19,126    $22,276     $15,644
   4/30/93     $21,427    $20,410    $21,710     $17,133
   5/31/93     $22,932    $21,844    $22,203     $17,499
   6/30/93     $22,053    $21,007    $22,382     $17,230
   7/31/93     $21,825    $20,789    $22,263     $17,837
   8/31/93     $23,197    $22,096    $23,029     $18,804
   9/30/93     $23,570    $22,452    $22,958     $18,385
  10/31/93     $24,413    $23,254    $23,403     $18,956
  11/30/93     $24,340    $23,185    $23,101     $17,303
  12/31/93     $25,382    $24,177    $23,489     $18,556
   1/31/94     $26,384    $25,132    $24,252     $20,129
   2/28/94     $25,251    $24,053    $23,524     $20,077
   3/31/94     $23,728    $22,603    $22,606     $19,217
   4/30/94     $23,494    $22,379    $22,866     $20,037
   5/31/94     $23,299    $22,193    $23,150     $19,926
   6/30/94     $22,271    $21,214    $22,703     $20,212
   7/31/94     $22,336    $21,276    $23,417     $20,411
   8/31/94     $23,820    $22,689    $24,298     $20,898
   9/30/94     $24,171    $23,024    $23,812     $20,245
  10/31/94     $23,833    $22,702    $24,309     $20,924
  11/30/94     $24,090    $22,947    $23,349     $19,923
  12/31/94     $23,752    $22,625    $23,808     $20,052
   1/31/95     $24,891    $23,710    $24,386     $19,287
   2/28/95     $25,467    $24,259    $25,266     $19,236
   3/31/95     $25,706    $24,486    $26,119     $20,441
   4/30/95     $26,212    $24,968    $26,849     $21,216
   5/31/95     $27,336    $26,039    $27,824     $20,968
   6/30/95     $28,967    $27,592    $28,604     $20,606
   7/31/95     $31,328    $29,841    $29,513     $21,894
   8/31/95     $32,902    $31,341    $29,503     $21,065
   9/30/95     $33,352    $31,769    $30,870     $21,481
  10/31/95     $32,776    $31,220    $30,716     $20,910
  11/30/95     $34,168    $32,546    $31,977     $21,497
  12/31/95     $38,291    $36,474    $32,723     $22,368
   1/31/96     $40,218    $38,309    $33,790     $22,466
   2/28/96     $40,282    $38,370    $34,024     $22,547
   3/31/96     $40,632    $38,704    $34,477     $23,032
   4/30/96     $42,495    $40,478    $34,940     $23,707
   5/31/96     $44,437    $42,328    $35,739     $23,276
   6/30/96     $44,214    $42,116    $36,021     $23,413
   7/31/96     $40,680    $38,749    $34,373     $22,735
   8/31/96     $43,116    $41,070    $35,019     $22,790

Footnote reads: Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.


Fund Performance

In accordance with SEC guidelines, we are including a performance chart comparing your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical invest-ments in EV Traditional Worldwide Health Sciences Fund, Inc. the unmanaged S&P 500 Stock Index, and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE).

Total Return Figures

The solid blue line on the chart represents the Fund's performance at net asset value. The total return figure reflects Fund expenses, and trans-action costs, and reinvestment of dividend income and capital gain distributions. The dotted blue line represents the Fund's performance including the 4.75% maximum current sales charge.

The solid black line represents the performance of the S&P 500, a broad-based, unmanaged index of U.S. common stocks. The dotted black line repre-sents the performance of the MSCI EAFE Index, a widely recognized, unmanaged index of foreign common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Indices.



EV Traditional Worldwide Health Sciences Fund, Inc.
Portfolio of Investments
August 31, 1996


COMMON STOCKS AND WARRANTS - 93.7%
---------------------------------------------------------------------------------------------------
                                                                            Market
                                                                             Value   Percentage of
Security                                                 Shares         (Note 1-A)      Net Assets
--------------------------------------------------------------------------------------------------
MAJOR CAPITALIZATION - North America (11.5%)
Biogen, Inc. (a)                                         25,000        $1,743,750            3.2%
Centocor, Inc. (a)                                       40,000         1,355,000            2.5
Genetics Institute, Inc. (a)                             21,000         1,302,000            2.4
Warner-Lambert Co.                                       32,000         1,904,000            3.4
                                                                      -----------         ------
                                                                        6,304,750           11.5
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - North America (27.6%)
Agouron Pharmaceuticals, Inc. (a)..                      40,000         1,560,000            2.8
Alexion Pharmaceuticals, Inc. (a)                       100,000           850,000            1.5
Arris Pharmaceutical Corp. (a)                           90,000           967,500            1.7
Cytel Corp. (a)                                         167,000           480,125            0.9
CytoTherapeutics, Inc. (a)                               82,500           948,750            1.7
Incyte Pharmaceuticals, Inc. (a)                         30,000         1,218,750            2.2
Isis Pharmaceuticals, Inc. (a)                          150,000         1,968,750            3.6
Millennium Pharmaceuticals (a)                           50,000           912,500            1.7
Pharmacopeia, Inc. (a)                                   85,000         1,763,750            3.2
SangStat Medical Corp. (a)                              100,000         1,962,500            3.6
Sequana Therapeutics, Inc. (a)                           60,000           990,000            1.8
Vertex Pharmaceuticals, Inc. (a)                         50,000         1,587,500            2.9
                                                                      -----------         ------
                                                                       15,210,125           27.6
                                                                      -----------         ------
MAJOR CAPITALIZATION - Europe (10.7%)
Altana                                                    3,000         2,278,110            4.1
Ciba-Geigy AG                                             1,400         1,801,548            3.3
Sandoz AG                                                 1,500         1,792,305            3.3
                                                                      -----------         ------
                                                                        5,871,963           10.7
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - Europe (20.7%)
Ares-Serono                                               4,000         4,243,640            7.7
Cambridge Antibody Technology, Ltd. (a)(Note 5)          59,734         1,373,882            2.5
Cambridge Antibody Technology, Ltd.-
Warrants (a)(Note 5)                                      3,100            31,000            0.1
Celltech (a)                                            150,000         1,291,500            2.3
Ethical Holdings ADR (a)                                150,000         1,181,250            2.2
Swiss Serum Institute (a)                                   232         3,262,440            5.9
                                                                      -----------         ------
                                                                       11,383,712           20.7
                                                                      -----------         ------
MAJOR CAPITALIZATION - Far East (11.4%)
Banyu Pharmaceutical Co.                                140,000        $1,828,400           3.30%
Sankyo Co. Ltd.                                          60,000         1,490,400            2.7
Takeda Chemical Industries                               90,000         1,557,000            2.8
Taisho Pharmaceutical Co.                                70,000         1,404,200            2.6
                                                                      -----------         ------
                                                                        6,280,000           11.4
                                                                      -----------         ------
SPECIALTY CAPITALIZATION - Far East (11.8%)
Biota Holdings Limited (a)                              644,640         2,037,062            3.7
Biota Holdings Limited - Warrants (a)                    78,738           173,224            0.3
Rohto Pharmaceutical                                    191,000         2,074,260            3.8
Teikoku Hormone Manufacturing                           160,000         2,193,600            4.0
                                                                      -----------         ------
                                                                        6,478,146           11.8
                                                                      -----------         ------

TOTAL INVESTMENTS (Cost $42,475,495)                                   51,528,696           93.7
OTHER ASSETS, LESS LIABILITIES                                          2,487,146            6.3
                                                                      -----------         ------
NET ASSETS                                                            $55,015,842         100.00%
                                                                      ===========         ======

(a) Non-income producing security.

See notes to financial statements





Statement of Assets and Liabilities
August 31, 1996
----------------------------------------------------------------------------------------------------
Assets:
Investments in securities at market (identified cost $42,475,495)(Note 1-A)              $51,528,696
Cash                                                                                       3,517,979
Receivables:
Capital stock sold                                                                           998,532
Investment securities sold                                                                    45,000
Dividends                                                                                     11,040
                                                                                         -----------
Total Assets                                                                              56,101,247
                                                                                         -----------
Liabilities:
Payables:
Capital stock redeemed                                                                       509,612
Investment securities purchased                                                              429,086
Accrued advisory and administrative fees                                                      51,500
Other accrued expenses                                                                        95,207
                                                                                         -----------
Total Liabilities                                                                          1,085,405
                                                                                         -----------
Net Assets                                                                               $55,015,842
                                                                                         ===========
Net Asset Value; Offering Price and Redemption Price Per Share:
($55,015,842 (divided by) 4,063,933 shares outstanding) $0.001 par value,
1 billion shares authorized (Note 6)                                                     $     13.54
                                                                                         ===========
Sources of Net Assets:
Paid in capital                                                                          $43,500,242
Undistributed net investment deficit                                                        (653,017)
Accumulated net realized gain on investments                                               3,115,416
Net unrealized appreciation of investments                                                 9,053,201
                                                                                        ------------
Total                                                                                    $55,015,842
                                                                                        ============

See notes to financial statements




Statement of Operations
For the Year Ended August 31, 1996
----------------------------------------------------------------------------------
Investment Income:
Income:
Dividends (net of foreign taxes of $29,721)                             $  138,857
                                                                        ----------
Expenses (Note 2):
Investment advisory fees                                                   350,234
Administration fees                                                        114,411
Transfer agent fees                                                         96,009
Audit and legal fees                                                        93,968
Distribution fees                                                           90,449
Registration fees                                                           22,877
Directors fees                                                              14,389
Miscellaneous                                                               15,272
                                                                        ----------
Total expenses                                                             797,609

Less: Custodian fees paid indirectly (Note 4)                                5,735
                                                                        ----------
Net expenses                                                               791,874
                                                                        ----------
Net investment loss                                                       (653,017)
                                                                        ----------
Realized and Unrealized Gain on Investments:
Net realized gain on investments                                         4,038,381
Unrealized appreciation of investments:
Beginning of year                                         $4,119,043
End of year                                                9,053,201
                                                           ----------
Net increase in unrealized appreciation of investments                   4,934,158
                                                                        ----------
Net realized and unrealized gain on investments                          8,972,539
                                                                        ----------
Net increase in net assets resulting from operations                    $8,319,522
                                                                        ==========

See notes to financial statements





Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------
                                                                   Year Ended August 31,
                                                                1996                 1995
                                                             -----------         ----------
Operations:
Net investment loss                                          $  (653,017)       $  (250,511)
Net realized gain on investments                               4,038,381          1,851,967
Net unrealized appreciation of investments                     4,934,158          3,162,489
                                                             -----------        -----------
Net increase in net assets resulting from
operations                                                     8,319,522          4,763,945
Distributions to Shareholders:
Distributions from net realized gains from security
transactions                                                  (2,558,056)          (995,491)
Capital Share Transactions:
Increase in net assets resulting from capital share
transactions (Note 3)                                         31,564,676            690,545
                                                             -----------        -----------
Total increase in net assets                                  37,326,142          4,458,999
Net Assets:
Beginning of year                                             17,689,700         13,230,701
                                                             -----------        -----------
End of year (including net investment deficit of
$653,017 and $215,599, respectively)                         $55,015,842        $17,689,700
                                                             ===========        ===========

See notes to financial statements





Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

Adjusted for 100% stock dividend --
--------------------------------------------
Record date September 23, 1996 (Note 6)
--------------------------------------------
                                                                                   Year Ended August 31,
                                                              ----------------------------------------------------------
                                                              1996         1995         1994          1993         1992
                                                           ----------   ----------   ----------    ----------   ----------
Per Share Data1
Net asset value at beginning of year                          $ 11.71      $  9.15      $  9.64       $  8.97      $  8.57
                                                              -------      -------      -------       -------      -------
Income from investment operations:
Net investment loss                                             (0.23)       (0.17)       (0.16)        (0.13)       (0.13)
Net realized and unrealized gain (loss)
on investments                                                   3.46         3.41         0.43          1.86         1.15
                                                              -------      -------      -------       -------      -------
Total from investment operations                                 3.23         3.24         0.27          1.73         1.02
                                                              -------      -------      -------       -------      -------
Less distributions from:
Net realized gain on investments                                 1.40         0.68         0.76          1.06         0.62
                                                              -------      -------      -------       -------      -------
Net asset value at end of year                                $ 13.54      $ 11.71      $  9.15       $  9.64      $  8.97
                                                              -------      -------      -------       -------      -------
Total Return2                                                   31.04%       38.13%        2.69%        21.37%       12.04%
                                                              =======      =======      =======       =======      =======
Ratios/Supplemental Data
Net assets at end of year (in thousands)                      $55,016      $17,690      $13,231       $10,223      $11,415
Ratio of operating expenses to average net assets3:
Before expense reimbursement                                     2.21%        2.44%        2.67%         2.87%        2.59%
After expense reimbursement                                       N/A          N/A         2.50%         2.50%        2.48%
Ratio of net investment loss to average net assets:
Before expense reimbursement                                    (1.81)%      (1.80)%      (1.82)%       (1.90)%      (1.56)%
After expense reimbursement                                       N/A          N/A        (1.65)%       (1.53)%      (1.45)%
Portfolio turnover rate                                            66%          45%          49%           77%          71%
Average commission rate (per share of security)4              $0.0864          N/A          N/A           N/A          N/A

1 Based on average month end shares outstanding
2 Calculated without sales charges
3 See Note 2 regarding a limitation on the advisory and administrative fees
4 Average commission rate (per share of security) as required by amended disclosure requirements effective September 1, 1995.

See notes to financial statements




Notes to Financial Statements
August 31, 1996

Note 1 - Summary of Significant
Accounting Policies
EV Traditional Worldwide Health Sciences Fund, Inc. (the "Fund" ) (formerly Medical Research Investment Fund, Inc.) is a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital, a goal it seeks by investing primarily in common stocks, and securities convertible into common stocks, of domestic and foreign companies engaged in medical research and the health care industry. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) Security Valuation - Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B) Dividends and Distributions to Shareholders - Substantially all of the Fund's net investment income, if any, and net realized capital gains, if any, are distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

C) Federal Income Taxes - The Fund s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D) Foreign Currency Translation - Investments denominated in foreign currencies are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank on the valuation date. The cost of foreign portfolio securities is determined using historical exchange rates.

E) Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F) Other - Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Fund is informed of the dividend.



Note 2 - Investment Advisory Fees, Administrator's Fees and Other
Transactions with Affiliates (See Note 7)

Pursuant to the Advisory Agreement, G/A Capital Management, Inc. ("G/ACM") served as the Investment Adviser of the Fund. Under this agreement, G/ACM received a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The Investment Adviser had voluntarily agreed to waive its fee until the assets of the Fund reach a level permitting the Fund to pay these fees and still maintain an expense ratio of 2.5% or less. For the fiscal year ended August 31, 1996, no waiver was required pursuant to this provision.

Under an Administration Agreement between the Fund and its Administrator, Capstone Asset Management Company ("CAMCO"), CAMCO supervised all aspects of the Fund's operations other than the management of its investments. For its services, CAMCO received a fee at the annual rate of 0.25% of the Fund's average daily net assets. CAMCO had voluntarily agreed to waive its fees until the assets of the Fund reach a level permitting the Fund to pay these fees and maintain an expense ratio of 2.5% or less. For the fiscal year ended August 31, 1996, no waiver was required pursuant to this provision. In addition, CAMCO was also paid a monthly fee of $2,000 for costs representing certain accounting and bookkeeping services. These fees, which amounted to $24,000 for the year ended August 31, 1996, are not subject to the previously discussed waiver.

Capstone Asset Planning Company ("CAPCO") served as Distributor and Underwriter to the Fund. CAPCO is an affiliate of CAMCO, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

Pursuant to a distribution plan established in accordance with Rule 12b-1 under the Investment Company Act of 1940, CAPCO paid certain registered broker-dealers, financial institutions or other industry professionals ("Service Organizations"), fees at the annual rate of 0.25% of the average daily net assets of the Fund for whom the Service Organizations were the dealers or owners of record. The Fund reimbursed CAPCO for the payment of such fees, which for the year ended August 31, 1996, amounted to $90,450. Of this amount, approximately 60% was paid to CAPCO and 14% was paid to G/ACM for accounts on which they acted as servicers.

Certain officers of the Fund were also officers and directors of G/ACM, CAMCO, CAPCO and CFS. During the year ended August 31, 1996, Directors of the Fund who are not "interested persons" received Directors' fees of $4,250. All other officers and Directors serve without compensation from the Fund.



Note 3 - Capital Stock


Capital stock has been adjusted to reflect a 100% stock dividend declared to shareholders of record at the opening of business on September 23, 1996 (See Note 6). Transactions in capital stock were as follows:

                                             Year Ended August 31,
                              ------------------------------------------------
                                       1996                      1995
                              ---------------------    -----------------------
                                Shares       Amount     Shares        Amount
                              ---------   -----------   -------     ----------
Shares sold                   5,439,762   $68,676,368   253,786    $ 2,499,420
Shares issued to
shareholders in
reinvestment of
distributions                   236,367     2,491,303   112,302        958,500
                              ---------   -----------   -------     ----------
                              5,676,129    71,167,671   366,088      3,457,920
Shares redeemed              (3,123,278)  (39,602,995) (300,844)    (2,767,375)
                              ---------   -----------   -------     ----------
Net increase                  2,552,851   $31,564,676    65,244     $  690,545
                              =========   ===========   =======     ==========


Note 4 - Investments/Custody

Purchases and sales of securities other than short-term notes aggregated $47,894,452 and $23,071,509, respectively. At August 31, 1996 the cost of investments for Federal income tax purposes was $42,475,495. Accumulated net unrealized appreciation on investments was $9,053,201 consisting of $10,015,564 gross unrealized appreciation and $962,363 gross unrealized depreciation. The Fund's Custodian has provided credits in the amount of $5,735 against custodian charges based on the uninvested cash balances of the Fund.

Note 5 - Restricted Securities

In February 1993, the Fund acquired 9,000 shares of common stock of Cambridge Antibody Technology Limited ("CAT") at a cost of $297,000 by entering into a Subscription Agreement between the Fund, CAT and Peptide Technology Limited ("Peptech"). The Subscription Agreement granted to the Fund an option to require Peptech, the major shareholder of CAT, to purchase up to 85% of the CAT shares owned by the Fund on September 1, 1995 (the "Put Option"), subject to certain conditions. The Put Option was exercised by the fund, but was cancelled in December 1995 when the Fund received an additional 4,734 shares of CAT from Peptech in exchange for the Fund's withdrawal of the Put Options.

In separate transactions that occurred in December 1995 and August 1996, the Fund acquired an additional 46,000 shares of CAT, bringing the total number of shares owned by the Fund to 59,734. The value of the CAT shares and warrants at August 31, 1996 is $1,404,882, representing 2.6% of the Fund s net assets. Management has valued the common stock at $23 per share and $10 per warrant, which reflects recent market activity. Valuation of the security is continually monitored and is reviewed by the Board of Directors at least quarterly.



Note 6 - Subsequent Event

At the close of business, August 30, 1996, the Fund transferred substantially all of its assets to the Worldwide Health Sciences
Portfolio in exchange for an interest in the Portfolio.

On September 18, 1996, the Fund's Directors declared a $1.22 capital gain distribution payable September 20, 1996 to stockholders of record September 18, 1996.

In addition, the Directors also declared a 100% stock dividend payable to stockholders of record at the opening of business on September 23, 1996.

Note 7 - Special Meeting of Stockholders (Unaudited)

Medical Research Investment Fund, Inc. (the "Fund") held a special meeting of stockholders on August 29, 1996. On July 24, 1996, the record date for the meeting, the Fund had 1,808,676.062 shares outstanding, of which 1,208,275.755 shares were represented at the meeting. The votes at the meeting were as follows:

Item 1: To approve a new investment policy and to supplement investment restrictions to permit a new investment structure as described in the Proxy Statement for the meeting.

                                       Number of Shares
                                  ------------------------
Affirmative                             916,238.573
Against                                  54,104,658
Abstain                                  16,084.524

Item 2A: To authorize the Fund to vote at a meeting of holders of interests in the Portfolio to elect six trustees of the Portfolio.

                                 Number of Shares
Nominees for Trustee     Affirmative          Withheld
--------------------   --------------     ---------------
Donald R. Dwight        1,156,614.309       51,661.446
James B. Hawkes         1,155,608.488       52,667.267
Samuel L. Hayes, III    1,156,183.489       52,092.266
Norton H. Reamer        1,155,920.482       52,355.273
John L. Thorndike       1,156,074.581       52,201,174
Jack L. Treynor         1,156,120.696       52,155.059

Item 2B: To authorize the Fund to vote at a meeting of holders of interests in the Portfolio to approve the Investment Advisory
Agreement between the Portfolio and Mehta and Isaly Asset
Management, Inc. (formerly G/A Capital Management, Inc.) as set forth in Exhibit A to the Proxy Statement for the Meeting.

                                      Number of Shares
                                  ------------------------
Affirmative                             918,181.003
Against                                  49,286.807
Abstain                                  18,959.945



Item 3: To fix the number of Directors at six, and to elect
Directors
                               Number of Shares
Nominees for Director    Affirmative          Withheld
--------------------   --------------     ---------------
Donald R. Dwight        1,151,350.596       56,925.159
James B. Hawkes         1,150,265.260       58,010.495
Samuel L. Hayes, III    1,150,902.001       57,373.754
Norton H. Reamer        1,150,896.841       57,378.914
John L. Thorndike       1,150,528.093       57,747.662
Jack L. Treynor         1,150,861.663       57,414.092

Item 4: To ratify the selection of Tait, Weller & Baker as independent public accountants of the Fund for the current fiscal year.

                                       Number of Shares
                                  ------------------------
Affirmative                             1,135,966.673
Against                                    52,652.749
Abstain                                    19,656.333

Item 5: To approve the revision of the Fund's investment objective and certain of the Fund's investment policies as set forth in Exhibit B to the Proxy Statement for the meeting as follows:

A. Reclassification and amendment of the investment objective and basic policies.
                                       Number of Shares
                                  ------------------------
Affirmative                             899,960.065
Against                                  57,039.369
Abstain                                  29,428.321

B. Eliminate the restriction concerning investment in other
investment companies.
                                       Number of Shares
                                  ------------------------
Affirmative                             892,336.970
Against                                  64,541.221
Abstain                                  29,549.564

C. Eliminate the restriction concerning pledging.

                                       Number of Shares
                                  ------------------------
Affirmative                             890,847.723
Against                                  64,578.922
Abstain                                  31,001.110



D. Reclassify the restriction concerning investing in affiliated issuers.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,931.129
Against                                  66,766.231
Abstain                                  30,730.395

E. Reclassify the restriction concerning investing for control.

                                       Number of Shares
                                  ------------------------
Affirmative                             893,771.863
Against                                  61,407.799
Abstain                                  31,248.093

F. Reclassify the restriction concerning options and futures.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,272.290
Against                                  67,627.141
Abstain                                  30,528.324

G. Reclassify the restriction concerning warrants.

                                       Number of Shares
                                  ------------------------
Affirmative                             892,555.847
Against                                  63,372.559
Abstain                                  30,499.349

H. Reclassify the restriction concerning exploration programs.

                                       Number of Shares
                                  ------------------------
Affirmative                             890,200.791
Against                                  63,914.454
Abstain                                  32,312.510

I. Reclassify and amend the restriction concerning illiquid
securities.
                                       Number of Shares
                                  ------------------------
Affirmative                             887,411.339
Against                                  66,427.639
Abstain                                  32,588.777

J. Reclassify and amend the restriction concerning unseasoned issuers.
                                       Number of Shares
                                  ------------------------
Affirmative                             887,198.540
Against                                  66,532.600
Abstain                                  32,696.615



K. Amend the restriction concerning underwriting.

                                       Number of Shares
                                  ------------------------
Affirmative                             893,596.085
Against                                  62,108.223
Abstain                                  30,723.447

L. Amend the restriction concerning real estate.

                                       Number of Shares
                                  ------------------------
Affirmative                             889,624.969
Against                                  67,558.294
Abstain                                  29,244.492

M. Amend the restriction concerning lending.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,909.247
Against                                  67,463.039
Abstain                                  30,055.469

N. Amend the restriction concerning short sales.

                                       Number of Shares
                                  ------------------------
Affirmative                             888,815.265
Against                                  67,748.177
Abstain                                  29,864.313

O. Amend the restriction concerning senior securities.

                                       Number of Shares
                                  ------------------------
Affirmative                             891,259.867
Against                                  62,591.854
Abstain                                  32,576.034

P. Amend the restriction concerning borrowing.

                                       Number of Shares
                                  ------------------------
Affirmative                             887,394.141
Against                                  68,196.564
Abstain                                  30,837.050

Q. Amend the restriction concerning commodities.

                                       Number of Shares
                                  ------------------------
Affirmative                             887,389.408
Against                                  70,810.765
Abstain                                  28,227.582



Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of EV Traditional Worldwide Health Sciences Fund, Inc.

We have audited the accompanying statement of assets and liabilities of EV Traditional Worldwide Health Sciences Fund, Inc. (formerly Medical Research Investment Fund, Inc.), including the portfolio of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing principles. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Worldwide Health Sciences Fund, Inc. as of August 31, 1996, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                           Tait, Weller & Baker
Philadelphia, Pennsylvania
September 20, 1996
(except for Note 6 as to which
the date is September 23, 1996)



[This page intentionally left blank.]



EV Traditional
Worldwide Health
Sciences Fund, Inc.

Officers
----------------
James B. Hawkes
President, Director

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Directors
----------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Worldwide Health
Science Portfolio

Officers
----------------
James B. Hawkes
President and Trustee

Samuel D. Isaly
Vice President and Portfolio Manager

James L. O'Connor
Vice President and Treasurer

Thomas Otis
Vice President and Assistant Secretary

Trustees
----------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant



Sponsor and Manager of
EV Traditional Worldwide Health
Sciences Fund, Inc. &
Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Adviser of
Worldwide Health Sciences Portfolio
Mehta and Isaly Asset Management, Inc.
41 Madison Avenue
New York, NY 10010-2202

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 5123
Westborough, MA 01581-5123
(800) 262-1122


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV Traditional
Worldwide Health Sciences Fund, Inc.
24 Federal Street
Boston, MA 02110
T-HSSRC-10/96